UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2018

TimefireVR Inc.

(Exact name of registrant as specified in its charter)

Nevada	814-00175	86-0490034
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7150 E. Camelback Rd. Suite 444 Scottsdale AZ	85251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 617-8888

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 6, 2018, TimefireVR Inc. filed a Certificate of Designation (the “COD”) authorizing 100 shares of the Company’s preferred stock as the new Series A Preferred Stock (the “Series A”). The Series A provides the holder of the Series A with a majority of the Company’s outstanding voting power. The Company intends to issue all outstanding shares of the Series A to the Company’s Chief Executive Officer.

The foregoing description is qualified in its entirety by the COD for the Series A which is attached hereto as Exhibits 3.1 and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure included under Items 1.01 and 5.03 are incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 6, 2018, the Company filed with the Nevada Secretary of State the COD for the Series A. Pursuant to the COD, the Company’s Board of Directors designated a new series of the Company’s preferred stock, the Series A, par value $0.01 per share. The COD authorized the Company to issue up to 100 shares of Series A.

The Series A is not convertible and does not have any preferential dividend or liquidation rights. Holders of the Series A shall only be entitled to vote on the approval of an amendment to the company’s Articles of Incorporation and shall be entitled to a voting power equal to one vote more than the total combined voting power of the Company’s common stock and all other series or classes of the Company’s outstanding equity. The Company shall have the obligation to redeem all of the Series A for a total of $100 upon the Company’s filing with the Nevada Secretary of State of an amendment to the Company’s Articles of Incorporation effecting a reverse stock split or an increase in authorized capital of the Company’s common stock.

The foregoing description of the COD and Series A does not purport to be complete and is qualified in its entirety by COD which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Series A Certificate of Designations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TimefireVR Inc.
Date: December 12, 2018	By: /s/ Jonathan Read
Name: Jonathan Read
Title: Chief Executive Officer